SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

iShares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

September 21, 2007

VIA EDGAR

Securities and Exchange Commission

Attention: Division of Investment Management

100 F St., N.E.

Washington, D.C. 20549

Re:	iShares, Inc.

File No. 811-9102

Preliminary Proxy Materials

Accession Number 0001193125-07-205484

Ladies and Gentlemen:

We hereby request that the preliminary proxy materials filed September 21, 2007 for the MSCI Australia Index Fund (series ID S000004246, class ID C0000011950) be withdrawn. This filing was made in error and should be disregarded.

Sincerely,

/s/ Kevin Smith
Kevin Smith

cc:	Anthony Vertuno, Esq.
Elliot Gluck, Esq.